CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT



I, Joel L. Weiss, President and Chief Executive Officer of FundVantage Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    12/23/08                            /s/ Joel L. Weiss
     -------------------------------       -------------------------------------
                                             Joel L. Weiss, President and Chief
                                             Executive Officer
                                             (principal executive officer)


I, James G. Shaw, Treasurer and Chief Financial Officer of FundVantage Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    12/23/08                            /s/ James G. Shaw
     -------------------------------       -------------------------------------
                                             James G. Shaw, Treasurer and Chief
                                             Financial Officer
                                             (principal financial officer)